UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2005

Axeda Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Oxford Road, Mansfield, Massachusetts	02048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 337-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. You can identify these statements by use of the words “guidance,” “expects,” “plans,” “estimates,” “intends,” “believes” and similar expressions that do not relate to historical matters. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Axeda Systems Inc. (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the risks and uncertainties contained in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K filed on April 12, 2005, and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company issued a press release on Thursday, July 7, 2005 reporting that the Company’s common stock had been delisted from The Nasdaq SmallCap Market. The Company’s common stock had been listed via an exception from Nasdaq’s stockholders’ equity and minimum bid price requirements, as set forth in Nasdaq Marketplace Rules 4310(c)(2)(B) and 4310(c)(4). While the Company demonstrated compliance with the stockholders’ equity requirement in accordance with the terms of the exception, it did not achieve a $1.00 minimum bid price by June 30, 2005 as required by the terms of the exception.

The Company expects that quotations for its common stock will appear in the “Pink Sheets.” The Company’s common stock may also be quoted in the future on the OTC Bulletin Board provided a market maker files the necessary application with the NASD and such application is cleared. However, there can be no assurances that the Company’s common stock will be eligible for trading or quotation on any alternative exchange or market.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated July 7, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXEDA SYSTEMS INC.
(Registrant)

Date: July 8, 2005	By:	/s/ Karen F. Kupferberg
Karen F. Kupferberg
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

99.1	Press Release, dated July 7, 2005.

4